UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 4, 2025
Date of Report (date of earliest event reported)
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Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-41862 (Commission File Number)	98-1153847 (I.R.S. Employer Identification Number)
Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke, Bermuda HM 08
(Address of principal executive offices and zip code)
(441) 405-5200
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company                                            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                 ☐

Item 8.01 - Other Events

On November 4, 2025, Hamilton Insurance Group, Ltd. (the "Company") issued a press release announcing its Board of Directors has approved a $150 million increase to the Company’s existing share repurchase authorization. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated November 4, 2025, issued by the Company
101	Interactive Data File (formatted in Inline XBRL and includes the Cover Page Interactive Data File)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2025		HAMILTON INSURANCE GROUP, LTD.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel